Exhibit 10.44

                                   INDENTURE

     THIS INDENTURE (this "Indenture") is made and entered into as of the first day of October, 2002 by and between Molecular Diagnostics, Inc., a Delaware corporation (hereinafter called the "Company"), having its principal office at 414 N. Orleans Street, Chicago, Illinois 60610, and each of the holders of the Company's 12% Convertible Secured Promissory Notes hereinafter authorized (said Notes being hereinafter referred to as the "Notes" and said holders being hereinafter referred to as the "Noteholders").

      In consideration of the acceptance by the Noteholders of the Notes, the Company hereby covenants and agrees with the Noteholders as follows:

      1.    Creation  and  Authorization   of   Notes.     The  Company  hereby
authorizes the issuance of the Notes, in aggregate principal amount of up to $4,000,000 (the "Offering"). Each Note shall:

      a.    be substantially in the form attached hereto as Exhibit A;

      b. be issuable for cash and/or the surrender by the Noteholder of outstanding obligations of the Company to the Noteholder;

      c.    mature on July 31, 2003 (the "Maturity Date");

      d. bear interest payable in kind on the Maturity Date in the form of shares of common stock of the Company ("Common Stock"), valued as provided in the Note (such shares being referred to as "Interest Shares");

      e. be convertible as to principal into shares of Common Stock at the times and as valued in the Note (such shares being referred to as "Conversion Shares");

      f. be subject to optional prepayment by the Company at any time, in whole or in part; provided that in the event of any prepayment, the Company shall prepay all Notes outstanding under this Indenture ratably;

      g. be subject to either automatic conversion or mandatory prepayment (as set forth in the Note) upon the closing of a Qualified Financing Transaction (as defined in the Note);

      h. be secured by a security interest in the Company's intellectual property subject to the terms and conditions of the Security Agreement in the Form of Exhibit B (the "Security Agreement"), which shall be allocated among the Noteholders in proportion to the principal amount of Notes they hold pursuant to the Collateral Sharing Agreement in the form of Exhibit C (the "Collateral Sharing Agreement");

      i. be registered on the books of the Company by the Secretary of the Company in the name of the Noteholders;

      j. be executed on behalf of the Company by the manual signature of the Chief Executive Officer of the Company;

      k. be issued in reliance on one or more exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws and shall contain a legend to that effect as set forth on each Note; and

      l. be issued in accordance with the terms of this Indenture, pursuant to the exemption from qualification under the Trust Indenture Act of 1939 set forth in Section 304(a)(9) of said Act.

      EACH NOTEHOLDER, BY HIS ACCEPTANCE OF HIS NOTE, AND ANY TRANSFEREE OF HIS NOTE, WITHOUT FURTHER ACTION, SHALL BE DEEMED AUTOMATICALLY TO HAVE BECOME A PARTY TO, AND TO HAVE AGREED TO BE BOUND BY, THE SECURITY AGREEMENT AND THE COLLATERAL SHARING AGREEMENT IN THE SAME AS IF THE NOTEHOLDER HAD BEEN A SIGNATORY THERETO.

      2. Warrants. In addition to the Notes, the Company shall, upon the closing of its PIPE Financing (as defined below), issue each Noteholder a warrant substantially in the form of Exhibit D hereto to purchase a number of shares of Common Stock equal to one share of Common Stock for each 4 shares of common stock into which the principal amount of the Note is convertible (a "Warrant"), having an exercise price of: [$0.15 per share (for the first One Million Dollars ($1,000,000) principal amount of cash subscriptions received by the Company)] or [$0.20 per share (for subscriptions received after the first One Million Dollars ($1,000,000) principal amount of subscriptions have been received by the Company)] (as set forth and subject to adjustment as provided in the Warrant) and a term expiring five years from the date of issue. The shares of Common Stock issuable upon exercise of Warrants are referred to as "Warrant Shares." For purposes of this Indenture, the term "PIPE Financing" means an Six Million Dollar ($6,000,000) private placement of the Company's equity securities to occur after the Company has completed the sale of its 12% Convertible Secured Promissory Notes in the aggregate principal amount of approximately Four Million Dollars (U.S. $4,000,000).

      3. Securities Act Compliance. The Interest Shares, the Conversion Shares, the Warrants and the Warrant Shares shall, like the Notes, be issued in accordance with one or more exemptions from registration under the Securities Act and applicable state securities laws and shall bear a legend to such effect comparable to the legend borne by the Notes.

      4. Issuance of Conversion Shares. Any Noteholders who desire to convert his Note, in whole or in part, into Conversion Shares shall deliver his Note to the Company, together with a properly completed Notice of Conversion whereupon:

      a. the Company shall cause its transfer agent to deliver to the Noteholder one or more certificates representing the applicable number of Conversion Shares; and

      b. if the Noteholder is converting less than the entire principal amount of his Note:

            i. if the conversion occurs prior to the Maturity Date, issue to the Noteholder a replacement Note representing the unconverted principal amount of the Note; and

            ii. if the conversion occurs on the Maturity Date, pay to the Noteholder an amount of cash equal to the unconverted principal amount of, and the accrued interest on, the Note.

      5. Conclusive Effect of Registry. The ownership of the Notes and the address for payment thereof shall be proved by reference to the registry of Notes maintained by the Secretary of the Company and, prior to due presentment for registration of transfer, or receipt of notification of change of address, the Company may treat the person in whose name any Note shall be registered upon the books of the Company as the absolute owner thereof, and the address appearing in the books of the Company as the appropriate address for the purpose of paying principal of and interest on the Notes, for issuing Conversion Shares, and for all other purposes. All payments so made to any such registered Noteholder at such address shall be valid and, to the extent of the amount or amounts so paid, effectual to satisfy and discharge the liability of the Company for monies payable on any such Note.

      6. Changes in Registered Address. Any Noteholder who shall desire to change the address for payment of principal of and interest on his Note or delivery of Conversion Shares may notify the Secretary of the Company of the changed address.

      7. Transfer of Notes. Any Noteholder desiring to sell, transfer or otherwise distribute his Note shall present the Note to the Secretary of the Company for transfer, accompanying the Note with either (a) evidence of compliance with the registration provisions of the Securities Act and applicable state securities laws, or (b) an opinion of counsel reasonably satisfactory to the Company to the effect that such proposed sale, transfer or other distribution may be made in reliance upon an applicable exemption from the provisions of the Securities Act and applicable state securities laws. Promptly upon receipt of the Note and such documentation, the Company shall, if such documentation is satisfactory in form and substance to the Company and its counsel, cancel the Note and issue a new Note registered in the name of the transferee. The determination of the Company and its counsel with respect to any proposed transfer shall be final and binding upon the Noteholder.

      8. Transfer of Warrants and Warrant Shares. Each Warrant and the Warrant Shares shall be subject to the restrictions on transfer set forth in
Section 8.1 and 11 of the Warrant.

      9. Transfer of Interest Shares and Conversion Shares. Any holder of Interest Shares or Conversion Shares desiring to sell, transfer or otherwise distribute such shares shall present the certificate(s) representing such shares to the transfer agent of the Company for transfer, accompanying the certificate(s) with either (a) evidence of compliance with the registration provisions of the Securities Act and applicable state securities laws, or (b) an opinion of counsel reasonably satisfactory to the Company to the effect that such proposed sale, transfer or other distribution may be made in reliance upon an applicable exemption from the provisions of the Securities Act and applicable state securities laws. Promptly upon receipt of notification from the transfer agent that the certificate(s) have been delivered to it, the Company shall, if such documentation is satisfactory in form and substance to the Company and its counsel, direct the transfer agent to effect the requested transfer. The determination of the Company and its counsel with respect to any proposed transfer shall be final and binding upon the holder of the shares.

      10. Registration Rights. The Interest Shares, Conversion Shares and Warrant Shares (collectively, the "Investment Shares") shall be subject to the registration rights set forth in this Section 10.

      a. Piggy-Back Registration Rights. If, at any time prior to the fifth anniversary of the closing of the PIPE Financing, the Company files a registration statement with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, or pursuant to any other act passed after the date of this Indenture, which filing provides for the sale of securities by the Company to the public, or files a Regulation A offering statement under the Securities Act, the Company shall offer to the Noteholders and the holders of any Investment Shares the opportunity to register or qualify the Investment Shares at the Company's sole expense, regardless of whether the Noteholders or holders of Investment Shares or both may have previously availed themselves of any of the registration rights described in this Section 10; provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after
taking  into  account  the securities that the   Company  wishes  to  qualify.
Notwithstanding anything to the contrary, this Section 10 shall not be applicable to a registration statement registering securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Securities Act or for which a form S-4 registration statement could be used.

      The Company shall deliver written notice to the Noteholders and to any holders of the Investment Shares of its intention to file a registration statement or Regulation A offering statement under the Securities Act at least 60 days prior to the filing of such registration statement or offering statement, and the Noteholders and holders of Investment Shares shall have 30 days thereafter to request in writing that the Company register or qualify the Investment Shares in accordance with this Section 10. Upon the delivery of a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Investment Shares for a public offering, if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a Noteholder or holder of Investment Shares shall in any way obligate the Company to file a registration statement or offering statement. Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates, other than the Investment Shares. Notwithstanding the foregoing, if, as a qualification of any offering in any state or jurisdiction in which the Company (by vote of its Board of Directors) or any underwriter determines in good faith that it wishes to offer securities registered in the offering, it is required that offering expenses be allocated in a manner different than as provided in this Section 10, then the offering expenses shall be allocated in whatever manner is most nearly in compliance with the provisions of this Section 10.

      If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise as part of its written notice to Noteholders and holders of Investment Shares given pursuant to this Section. In that event, the right of any Noteholder or holder of Investment Shares to registration pursuant to this
Section 10 shall be conditioned upon the holder's participation in the underwriting, and the inclusion of Investment Shares in the underwriting shall be limited to the extent provided herein. All holders proposing to distribute their Investment Shares through the underwriting shall (together with the Company and the other holders who desire to distribute their shares through the underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected by the Company. Notwithstanding any other provision of this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the amount of securities to be included in the registration and underwriting by the holders of Company securities exercising "piggy-back" registration rights (including the Noteholders and holders of Investment Shares). The Company shall so advise all holders, and the number of shares that may be included in the registration and underwriting shall be allocated among all of the holders desiring to have their shares registered, in proportion, as nearly as practicable, to the respective amounts of shares requested by each holder to be included in the registration, provided, however, that no holder of shares or other securities to be registered (other than one exercising a demand registration right) shall have superior rights with respect to inclusion in a registration than those of the Noteholders and holders of Investment Shares, and if any party is granted superior rights hereafter the Noteholder and each holder of Investment Shares shall be deemed to be automatically granted similar rights. The Company shall advise all Noteholders and holders of Investment Shares if any limitation in accordance with this Section is necessary and the number or Investment Shares that may be included in the registration. Any securities excluded or withdrawn from the underwriting shall not be transferred prior to one hundred twenty
(120) days after the effective date of the registration statement relating thereto, or any shorter period of time the underwriters may require.

      The Company shall comply with the requirements of this Section 10 at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Investment Shares, all of which expenses shall be borne by the holders of Investment Shares that are registered or qualified.

      b. Inclusion of Information. If the Company registers or qualifies the Investment Shares in accordance with this Section 10, the Company shall include in the registration statement or qualification, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Investment Shares.

      c. Condition of Company's Obligations. As to each registration statement or offering statement, the Company's obligations contained in this
Section 10 shall be conditioned upon a timely receipt by the Company in writing of the following:

                  (i) Information as to the terms of the contemplated public offering furnished by and on behalf of each Noteholder or holder of Investment Shares intending to make a public distribution of the Investment Shares; and

                 (ii) Any other information the Company may reasonably require from the Noteholders or holders of Investment Shares, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

        d. Additional Requirements. In each instance in which the Company shall take any action to register or qualify the Investment Shares pursuant to this Section 10, the Company shall do the following:

                  (i) supply the Noteholders and holders of Investment Shares that are being registered or qualified, two (2) manually signed copies of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and any other documents that the Noteholders and holders of Investment Shares may reasonably request;

                (ii) cooperate with respect to (A) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section 10, (B) all reasonable efforts to establish an exemption from the provisions of the Securities Act or any other federal or state securities statutes, (C) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Noteholders or holders of Investment Shares shall reasonably request, and (D) all other necessary or advisable actions to enable the holders of Investment Shares to complete the contemplated disposition of their securities in each reasonably requested jurisdiction; and

                (iii) keep all registration statements or offering statements to which this Section 10 applies, and all amendments thereto, effective under the Securities Act for a period of at least 8 months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement.

      e. Reciprocal Indemnification Agreements. In each instance in which the Company shall take any action to register or qualify the Investment Shares pursuant to this Section 10, prior to the effective date of any registration statement or offering statement, the Company and each Noteholder or holder of Investment Shares being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities. The indemnification agreements also shall contain an agreement by the Noteholders and holders of Investment Shares at issue to indemnify and hold harmless the Company, its officers and directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section 10 applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Noteholder or holder of Investment Shares expressly for use in the registration statement or offering statement at issue.

      f. Indemnification by the Company. In connection with the filing of any registration statement covering any Investment Shares, the Company shall indemnify and hold harmless each holder thereof against any and all loss, claim, damage, liability, joint or several (which shall for all purposes include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the holder may become subject under the Securities Act or otherwise, insofar as the loss, claim, damage or liability (or action with respect thereto) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus, the effective prospectus or the final prospectus, or any amendment or supplement thereto or (ii) the omission or alleged omission to state in the registration statement, any preliminary prospectus, the effective prospectus or the final prospectus, or any amendment or supplement to any of the foregoing, a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the Company shall not be liable in any such case to the extent, but only to the extent, that any loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Noteholders or any holder of Investment Shares for use in the preparation of the registration statement, any preliminary prospectus, the effective prospectus or the final prospectus, or any amendment or supplement to any of the foregoing. This indemnity will be in addition to any liability the Company may otherwise have.

      g. Indemnification by the Holders of Investment Shares. The holders of any Investment Shares covered by a registration statement prepared by the Company shall severally, but not jointly, indemnify and hold harmless the Company, each other Person referred to in subparts (1), (2) and (3) of Section 11(a) of the Securities Act in respect of the registration statement, against any and all loss, claim, damage or liability, joint or several, (which shall for all purposes include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company may become subject under the Securities Act or otherwise, insofar as the loss, claim, damage or liability (or action with respect thereto) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus, the effective prospectus or the final prospectus, or any amendment or supplement to any of the foregoing, or (ii) the omission or alleged omission to state in the registration statement, any preliminary prospectus, the effective prospectus or the final prospectus, or any amendment or supplement to any of the foregoing, a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the indemnification shall be available in each case to the extent, but only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any holder of Investment Shares for use in the preparation of the registration statement, any preliminary prospectus, the effective prospectus or the final prospectus, or any amendment or supplement thereto. This indemnity will be in addition to any liability the Noteholders and holders of Investment Shares may otherwise have.

      h.    Indemnification   Procedures.    Promptly   after   receipt  by  an
indemnified party under Sections 10(f) or 10(g), of written notice of commencement of any action, the indemnified party shall, if the indemnifying party intends to assert a claim in respect thereof against the indemnifying party under the relevant section hereof, notify the indemnifying party in writing of the claim or commencement of the action, provided that, failure to notify the indemnifying party shall not relieve the indemnifying party of any obligation it may have to the indemnified party, except to the extent that the indemnifying party did not otherwise have notice of the action, and the failure to notify the indemnifying party prejudiced the indemnifying party's ability to defend itself in the action, and even in that event, the failure to notify shall not relieve the indemnifying party of any other liability the indemnifying party may have to the indemnified party. If any claim or action is brought against an indemnified party and the indemnified party notifies the indemnifying party thereof, the indemnifying party shall have the right to participate in the claim or action, jointly with any other indemnifying party, if any, and to assume the defense of the claim or action using counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party that it intends to assume the defense of the claim or action, the indemnifying party shall not be liable for any legal fees or other costs or expenses incurred by the indemnified party after receipt of the notice, other that for reasonable costs of investigation in connection with the claim or action.

      i. Contribution. If the indemnification provided in Sections 10(f) or 10(g) is unavailable or insufficient to hold harmless the indemnified party, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the indemnified losses, claims, damages or liabilities (i) in an appropriate proportion to reflect the relative benefits received by the Company on the one hand and the Noteholders and holders of Investment Shares on the other hand, or (ii) if the allocation provided by clause (i) of this Section 10(i) is not permitted by applicable law, then in a proportion appropriate to reflect the relative benefits referred to in clause
(i) of this Section 10(i), but also the relative fault of the Company on the one hand and the Noteholders and holders of Investment Shares on the other hand, in connection with the indemnified losses, claims and damages incurred, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Noteholders shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and un-itemized expenses received by the underwriters, in each case as set forth in the final prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the untrue statement or omission. For purposes of this Section 10(i), the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the underwriters in connection with investigating or defending any action or claim that is the subject of the contribution provisions of this Section 10(i). No Person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of the fraudulent misrepresentation.

      j. Notice of Contribution. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it or in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of the service to the party or parties from whom the contribution may be sought, but the failure to notify a party or parties of the service shall not relieve any party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 10(i).

      k. Holdback. (i) Each Noteholder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a registration statement or any prospectus relating thereto, the Noteholder will forthwith discontinue disposition of Investment Shares thereunder until the holder has received copies of the supplemented or amended registration statement or prospectus from the Company and, if so directed by the Company, each Noteholder shall deliver to the Company all copies, other than permanent file copies then in the Noteholder's possession, of the previous versions of the registration statement and any prospectus covering the Investment Shares; and

      (ii) Each Noteholder shall suspend, upon request of the Company, any disposition of Investment Shares pursuant to a registration statement and prospectus contemplated by this Section 10 during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with an underwritten offering of equity securities and (B) any period, not to exceed a 60-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

      l. Provision of Information to Company. As a condition to the inclusion of its Investment Shares in any registration statement, each Noteholder shall furnish to the Company any information regarding the Noteholder and the distribution proposed by the Noteholder that the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 10.

      m. Limitation on Transfer of Investment Shares. Each Noteholder acknowledges and agrees that the Investment Shares sold pursuant to any registration statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing the Investment Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Investment Shares have been sold in accordance with the registration statement and (ii) the requirement of delivering a current prospectus has been satisfied.

      n. Regulation M. Each Noteholder agrees not to take any action with respect to any distribution deemed to be made pursuant to a registration statement that would constitute a violation of Regulation M under the Securities Exchange Act of 1934 or any other applicable rule, regulation or law.

      o. Cessation of Disposition of Investment Shares. At the end of the period during which the Company is obligated to keep any registration statement current and effective as described in this Section 10, the holders of Investment Shares included in the registration statement shall discontinue sales of shares pursuant to the registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by the registration statement which remain unsold, and the holders shall notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company.

      p. Rule 144 Undertakings. With a view to making available to the Noteholders the benefits of certain rules and regulations of the Commission that at any time permit the sale of the Investment Shares to the public without registration, the Company shall use reasonable efforts to:

                    i.make  and  keep public information  available,  as  those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                    ii. file with the Comission in a timely  manner all reports and other documents required of the Company under the Exchange Act; and

                    iii.so  long  as   a   Noteholder   owns  any  unregistered
                      Investment Shares, furnish to the Noteholder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and any other reports and documents of the Company the Noteholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Noteholder to sell any securities without registration.

      q. Waiver or Amendment of this Section. With the written consent of the Company and Noteholders holding at least a majority of the Investment Shares that are then outstanding, any provision of this Section 10 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each waiver or amendment, the Company shall promptly give written notice thereof to the Noteholders, if any, who have not previously received notice thereof or consented thereto in writing.

      r. No Restraint or Delay. The Noteholders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to this Section 10 as a result of any controversy that may arise with respect to the interpretation or implementation of this Indenture.

      11.   Amendments and Modifications.   At any time  and  from time to time
this Indenture may be amended or modified by the Company as follows:

      a. Subject to such governmental approvals as may be required by law, but without the consent of the Noteholders, this Indenture may be amended from time to time for any one or more of the following purposes:

            i. to evidence the succession of another corporation or other legal entity to the Company and the assumption by such successor of the respective covenants, agreements and obligations of the Company hereunder;

            ii. to add to the covenants and agreements of the Company herein contained any further covenants and agreements to be thereafter observed or to surrender any right or power herein reserved to the Company;

            iii. to cure any ambiguity or any defective or inconsistent provision contained in this Indenture; or

            iv.   to  make  any  provision  with  respect  to  the  matters  or
      questions  arising   under  this  Indenture  that  may  be  necessary  or
      desirable.

      b. With the consent of the Collateral Agent, acting in accordance with the provisions of the Collateral Sharing Agreement, this Indenture may be amended for the purpose of adding any provision to, changing or modifying in any manner the rights and obligations of the Noteholders and of the Company.

      Notwithstanding   anything  in  this  Indenture  to  the  contrary,  this
Indenture may in no event be amended to increase the aggregate principal amount of the Notes to more than Four Million Dollars (US $4,000,000).

      12.   Miscellaneous.

      a. Successors and Assigns. Nothing in this Indenture shall prevent any consolidation or merger of the Company with or into any other corporation or other legal entity, or the sale or transfer of all or substantially all of the assets of the Company or other legal entity, to any other corporation lawfully entitled to acquire the same; provided, however, that any such consolidation, merger, sale or transfer shall be on the condition that the due and punctual payment of the principal of and interest on all the Notes, and the due and punctual performance and observance of all of the covenants and agreements of this Indenture required to be kept or performed by the Company, shall be assumed by such other corporation or other legal entity,.

      b. Liability. No recourse for the payment of the principal of or interest on any Note shall be had against any incorporator, past, present or future shareholder, officer or director of the Company or any successor entity and any and all such personal liability of such incorporator, shareholder, officer or director, hereby expressly waived and released by every Noteholder as a condition to, and as a consideration for, the issuance of the Note to Noteholder.

      c. Notices. Any notice or demand required or permitted to be given or served under this Indenture may be delivered by first class mail, prepaid, and addressed, if to a Noteholder, to the Noteholder at his address as reflected in the books of the Company, and, if to the Company, to the attention of the Secretary of the Company and the Company's principal office.

      d. Severability. In the event that one or more of the provisions of this Indenture or of the Notes for any reason shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Notes which shall remain in full force and effect.

      e. Governing Law. This Indenture and the Note shall be governed by and construed in accordance with the laws of the State of Illinois.

      f. Number and Gender. Unless the context otherwise requires, wherever used herein, the singular shall include the plural and the plural shall include the singular, and the use of one gender shall denote the other where appropriate.

                             [signature page follows]

      IN WITNESS WHEREOF, the Company has executed this Indenture as of the date first written above.

                                           MOLECULAR DIAGNOSTICS, INC.


                                           By: ________________________________
                                                 Peter P. Gombrich
                                                 Chief Executive Officer

                                                                      EXHIBIT A

THIS NOTE AND THE INTEREST SHARES AND CONVERSION SHARES, AS DEFINED HEREIN, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                    12% CONVERTIBLE SECURED PROMISSORY NOTE

                                                              Chicago, Illinois
$______________________                          _______________________, 200__


      FOR VALUE RECEIVED, MOLECULAR DIAGNOSTICS, INC, a Delaware corporation having its principal office at, 414 North Orleans Street, Suite 510, Chicago, Illinois 60610, acting for itself and for all its successors and assigns, (the "Company") promises to pay to the order of ("Holder"), at , or at such other place as Holder may from time to time designate in writing, the principal sum of Dollars (US $) in the lawful money of the United States of America, together with interest on so much thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided. This
Note is one of a series of Notes having the same terms and conditions and issued pursuant to that certain Indenture dated as of October 1, 2002 (the "Indenture"), the terms of which are incorporated herein by reference.

      1. Interest Rate. The unpaid principal balance of this Note shall bear simple interest at the rate of twelve percent (12%) per annum. Interest shall be payable in kind on the Maturity Date (as defined below) in shares of common stock of the Company ("Common Stock") valued at:

[For cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes being offered (determined on a "first come - first served" basis): $0.10 per share]

[For subscribers who subscribe after cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes have been received by the Company (determined on a "first come - first served" basis): $0.15 per share]

 (subject to adjustment to reflect any stock splits, reverse stock splits and similar recapitalization events occurring after the date hereof).

      2.    Maturity  Date.   The  total outstanding principal balance  hereof,
together with accrued and unpaid interest, shall be due and payable on July 31, 2003 (the "Maturity Date").

      3.    Conversion.

[For cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes being offered (determined on a "first come - first served" basis): This Note shall convert automatically into shares of Common Stock valued at $0.10 per share (subject to adjustment to reflect any stock splits, reverse stock splits and similar recapitalization events occurring after the date hereof) upon the earliest to occur of: (a) the closing of the Company's Six Million Dollar ($6,000,000) "PIPE" Financing (as defined in the Indenture); or (b) a "Qualified Financing Transaction," which, for purposes hereof, means a transaction in which the Company closes a new debt or equity financing after the date hereof and prior to the Maturity Date that results in net proceeds to the Company of at least Four Million Dollars (US $4,000,000).]

[For subscribers who subscribe after cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes have been received by the Company (determined on a "first come - first served" basis): This Note may be converted as to both principal and accrued interest, in whole or in part, at the option of the Holder, at any time on or prior to the Maturity Date, into shares of Common Stock, valued at $0.15 per share (subject to adjustment to reflect any stock splits, reverse stock splits and similar recapitalization events occurring after the date hereof).]

      4.    Prepayment.  This Note shall be subject to prepayment as follows:

            a. Optional Prepayment. This Note may be prepaid, in whole or in part, at any time prior to the Maturity Date at the option of the Company; provided, however, that unless this Note is prepaid in full, all Interest Shares shall be issued on the Maturity Date.

      [For subscribers who subscribe after cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes have been received by the Company (determined on a "first come - first served" basis):

            b. Mandatory Prepayment. This Note shall be subject to mandatory prepayment in full upon the closing of a "Qualified Financing Transaction," which, for purposes hereof, means a transaction in which the Company closes a new debt or equity financing after the date hereof and prior to the Maturity Date that results in net proceeds to the Company of at least Four Million Dollars (US $4,000,000).]

      5. Default Interest and Attorney Fees. Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs and fees shall bear interest at the rate of fifteen percent (15%) per annum (the "Default Rate") from the date of default. In the event of default, the Company and all other parties liable hereon agree to pay all costs of collection, including reasonable attorneys' fees.

      6.    Interest Calculation.   Daily  interest  shall  be  calculated on a
365-day year and the actual number of days in each month.

      7. Costs of Collection. The Company agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Holder's rights hereunder or under any instrument securing payment of this Note, the Company shall pay to Holder its reasonable attorneys' fees and all court costs and other expenses incurred in connection therewith, regardless of whether a lawsuit is ever commenced or whether, if commenced, the same proceeds to judgment or not. The costs and expenses shall include, without limitation, all costs, reasonable attorneys' fees, and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, foreclosure, deed in lieu of foreclosure or similar proceedings involving Company or any endorser, surety, guarantor or other person liable for this Note which in any way affect the exercise by Holder of its rights and remedies under this Note, or any other document or instrument securing, evidencing or relating to the indebtedness evidenced by this Note.

      8. Default. The events constituting an "Event of Default" hereunder are defined in the Security Agreement (as defined in the Indenture). Upon the occurrence of an Event of Default, the Holder shall have such rights and remedies as are set forth in the Indenture, the Security Agreement and the Collateral Sharing Agreement (as defined in the Indenture).

      9. Application of Payments. Any payment made against the indebtedness evidenced by this Note shall be applied against the following items in the following order: (a) costs of collection, including reasonable attorneys' fees incurred or paid and all costs, expenses, default interest, late charges and other expenses incurred by Holder and reimbursable to Holder pursuant to this Note (as described herein); (b) Default Interest accrued to the date of said payment; (c) ordinary interest accrued to the date of said payment; and finally, (d) outstanding principal.

      10. Transfer. This Note may be transferred only in accordance with the provisions of the Indenture.

      11. Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between the Company and Holder, shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount that would exceed the highest lawful rate, the amount that would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to the Company) and not to the payment of Interest.

      12. Purpose of Loan. The Company certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds will not be used primarily for personal, family, household, or agricultural purposes.

      13. Governing Law. As an additional consideration for the extension of credit, Holder, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note is made in the State of Illinois and the provisions hereof will be construed in accordance with the laws of the State of Illinois, and such parties further agree that upon the occurrence of an Event of Default, this Note may be enforced in any court of competent jurisdiction in the State of Illinois, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note was executed or any endorsement hereof may be executed.

      14. Binding Effect. The term "Company" as used herein shall include the original Company of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Company of this Note alone as the Company unless Holder has consented in writing to the substitution of another party as the Company. The term "Holder" as used herein shall mean Holder or, if this Note is transferred, the subsequent Holder of this Note.

      15. Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between the Company and any Holder. Holder is acting hereunder as a lender only.

      16. Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

      17.   Amendment.   This  Note  may  not be amended, modified, or changed,
except by an instrument in writing signed by the Company and the Noteholder, in accordance with the provisions of the Indenture.

      18. Time of the Essence. Time is of the essence for the performance of each and every obligation of Company hereunder.

      19. Agreement to be Bound by Security Agreement and Collateral Sharing Agreement. HOLDER, BY HIS ACCEPTANCE OF THIS NOTE, AND ANY TRANSFEREE OF THIS NOTE, WITHOUT FURTHER ACTION, AUTOMATICALLY SHALL BE DEEMED TO HAVE BECOME A PARTY TO, AND TO HAVE AGREED TO BE BOUND BY, THE SECURITY AGREEMENT AND THE COLLATERAL SHARING AGREEMENT IN THE SAME CAPACITY AS IF HOLDER HAD BEEN A SIGNATORY THERETO.


      IN WITNESS WHEREOF, the undersigned has executed this Note as of _________________, 200__.

                                           MOLECULAR DIAGNOSTICS, INC.



                                           By: ________________________________
                                                 Peter P. Gombrich
                                                 Chief Executive Officer

                                                                      EXHIBIT A

                               CONVERSION NOTICE

                                                        Dated  _________, 200__


      The undersigned hereby irrevocably elects to convert the Note to which this Conversion Notice is attached into shares of the Common Stock of Molecular Diagnostics, Inc., as follows:



                                  AMOUNT CONVERTED
                                (check as applicable)


      _____The entire principal amount of the Note

      _____ $_____________ principal amount of the Note



                    INSTRUCTIONS FOR REGISTRATION OF STOCK



      Name  _______________________________________________________
                    (Please type or print in block letters)

      Address______________________________________________________

                                                                      EXHIBIT B

                              SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of October 1, 2002 is made by Molecular Diagnostics, Inc., a Delaware corporation ("Debtor"), in favor of
B. Michael Pisani, residing at 44 Lake Road, Short Hills, New Jersey 07078 ("Secured Party"), as Collateral Agent under a Collateral Sharing Agreement of even date herewith (the "Collateral Sharing Agreement") for the holders of the 12% Convertible Secured Promissory Notes issued by the Company (the "Notes") pursuant to an Indenture of even date herewith (the "Indenture").

      For valuable consideration, Debtor agrees as follows:

      1.    Security  Interest.   Debtor  hereby  grants  to  Secured  Party  a
continuing security interest in and to the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor (the "Collateral" provided however, that the Collateral shall not include any property owned by any of Debtor's subsidiaries):

            (a)   All  intellectual  property   of  Debtor,  including  without
      limitation inventions, designs, patents, patent applications, trademarks, trade names, copyrights, licenses and computer software;

            (b)   All  materials  and  records,  pertaining   to   any  of  the
      foregoing;

            (c) All documents of title evidencing or issued with respect to any of the foregoing; and

            (d) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.

      2. Liabilities. The Collateral shall ratably secure the payment and performance of all 12% Convertible Secured Promissory Notes issued by the Company pursuant to an Indenture of even date herewith, as may be renewed, replaced, modified, waived or extended from time to time (the "Liabilities").

      3. Warranties of Debtor. Debtor warrants and represents that as of the date hereof:

            (a) Debtor has the legal capacity and power to execute, deliver, and perform this Agreement and any other documents executed or to be executed in connection herewith; such actions have been duly authorized and do not and will not contravene or conflict with any provisions of law or any agreement or instrument affecting Debtor or its property.

            (b) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office, except for a financing statement evidencing a first priority lien on all of Debtor's assets in favor of Round Valley Capital, LLC.

            (c) Debtor is the lawful owner of all Collateral owned by it, free and clear of all liens, pledges, charges, mortgages, and claims other than the security interest hereunder, except liens for current taxes not delinquent and for a lien on all the assets of Debtor in favor of Round Valley Capital, LLC (collectively, "Permitted Liens").

            (d) Debtor is a corporation duly formed and in good standing under the laws of the State of Delaware. The exact legal name of Debtor and the name under which Debtor conducts business are set forth in the first paragraph of this Agreement and Debtor does not conduct business under any other name.

      4. Covenants of Debtor. Debtor agrees that, until payment in full of the Liabilities, it will:

           (a) Not change its name, its jurisdiction of organization or its legal structure, without obtaining the prior written consent of Secured Party.

           (b) Take reasonable action to defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral, and not authorize or execute any documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party and except for Permitted Liens, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, and except for Permitted Liens.

           (c) Execute such documents and do such other acts as Secured Party may reasonably request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims except for lines in favor of the Secured Party and except for Permitted Liens, including, but not limited to, paying the cost of filing and recording a financing statement in all public offices reasonably deemed necessary by Secured Party. Debtor hereby irrevocably authorizes Secured Party at any time, so long as any Liabilities remain outstanding, to file in any jurisdiction any initial financing statements and amendments thereto that (a) describe the Collateral and (b) contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. Debtor hereby also irrevocably authorizes Secured Party to make such filings with the U.S. Patent and Trademark Office, the U.S. Copyright Office and other regulatory agencies as Secured Party deems necessary or appropriate to provide notice of the security interest in the Collateral granted to Secured Party hereunder.

            (d) After the occurrence of an Event of Default, furnish to Secured Party, immediately upon the request of Secured Party, any evidence of ownership of the Collateral.

            (e) Keep at its office, at the address set forth under its signature hereto, its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral. After the occurrence of an Event of Default, furnish to Secured Party such information concerning Debtor and the Collateral as Secured Party may from time to time reasonably request and permit Secured Party from time to time to inspect the Collateral and to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession of Debtor pertaining to the Collateral.

            (f) Take all actions as may be necessary to maintain and preserve the Collateral.

            (g) Make appropriate entries upon its financial statements and its books and records disclosing Secured Party's security interest in the Collateral.

            (h) Provide to Secured Party such financial statements of Debtor and information from time to time as Secured Party shall reasonably request.

            (i) Immediately notify Secured Party in reasonable detail (i) of any material loss or depreciation in the value of the Collateral and (ii) of the occurrence of any event, which, after any notice and passage of any cure period, may become an Event of Default.

            (j) Not sell, transfer, or otherwise dispose of any Collateral without Secured Party's prior written consent.

            (k) Preserve and maintain its existence, rights, franchise, licenses and privileges and will not liquidate, dissolve or merge or consolidate with or into any other entity, unless the Secured Party has provided its prior written consent.

            (l) Not make any distribution of Debtor's property or assets to its stockholders, except as expressly permitted by Secured Party.

            (m) Except in the ordinary course of business or as otherwise expressly permitted in this Agreement, and except for the Permitted Liens, not pledge, mortgage, grant a security interest in, encumber, assign, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise, any of the Debtor's assets.

      5. Events Of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement and under the Notes:

            (a)   Payment Default.   Debtor  fails to pay principal or interest
      on the Notes on the Maturity Date (as defined in the Notes);

            (b) Covenant Default. Debtor fails to perform any of its other covenants hereunder or under the Notes or Indenture that are material to Debtor or the rights of Secured Party hereunder and such failure continues for ten (10) days after receipt of written notice thereof.

            (c) Insolvency. Debtor admits in writing its inability to pay its debts generally as they become due, or makes an assignment for the benefit of creditors or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors.

            (d) Bankruptcy. An involuntary petition is filed under any bankruptcy or insolvency statute against the Debtor or a custodian, receiver or trustee has been appointed to take possession of any property or other assets of Debtor, unless the petition or appointment is or has been set aside or withdrawn or ceases or has ceased to be in effect within thirty (30) days from the date of said filing or appointment.

      6. Remedies on Default. Notwithstanding any provision of any document or instrument evidencing or relating to the Liabilities, (i) upon the occurrence of any Event of Default specified in Sections 5(a) or (b) above, Secured Party may, to the extent authorized by the Noteholders to do so under the Collateral Sharing Agreement, declare all of the Liabilities immediately due and payable without notice or demand of any kind, and (ii) upon the occurrence of an Event of Default specified in Sections 5(c) or (d) above, all of the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Debtor expressly waives protest, notice, presentment, dishonor and demand of any kind. In its capacity as Collateral Agent for the holders of the Notes under the Collateral Sharing Agreement, Secured Party may exercise from time to time any rights and remedies available under the Uniform Commercial Code of Illinois, including the right to have Debtor assemble the Collateral and deliver it to a place designated by Secured Party. Debtor shall pay all related expenses, including reasonable attorneys' fees. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before the disposition, postage prepaid, addressed to Debtor at the address set forth under its signature hereto. Secured Party shall, in addition to and not in limitation of all rights of offset under applicable law, have the right to appropriate and apply all of the Collateral in its possession to payment of the Liabilities subject to the rights of any other secured party permitted hereunder. Secured Party may proceed to sell or otherwise dispose of the Collateral at public or private sale for cash or credit; provided, however, that Debtor shall be credited with proceeds of such sale only when the proceeds are actually received by Secured Party. Any proceeds of the Collateral may be applied by Secured Party to the payment of expenses and costs to exercise of Secured Party's rights hereunder, and any balance of such proceeds shall be applied toward the Liabilities pro rata for the benefit of all holders of the Notes. Any balance remaining shall be returned to the Debtor.

      7. Rights of Secured Party. Secured Party may at its option (but shall have no duty to):

            (a) During the continuance of an Event of Default, perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

            (b) During the continuance of an Event of Default, take any other action that Secured Party reasonably deems necessary or desirable for the preservation of the Collateral or Secured Party's interest herein, including without limiting the generality of the foregoing: (i) any action to realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral subject to the rights of any other secured party permitted hereunder; or (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; and

            (c) At any time and from time to time, so long as any Liabilities are outstanding, file, or cause to be filed, any financing statement or other notification with any governmental authority respecting any right of Secured Party in the Collateral.

      Effective during the continuance of an Event of Default, Debtor hereby appoints Secured Party as its attorney-in-fact, which appointment is irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at the default Rate (as defined in the Notes).

      8.    General.

            (a) Nonwaiver; Cumulative Remedies. No delay or omission on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided to Secured Party are cumulative and not exclusive of any rights or remedies provided by law.

            (b) Notices. All notices, requests, and demands to or upon Secured Party or Debtor shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed to Debtor at the address set forth under its signature or to Secured Party at the address listed in the heading of this Agreement.

            (c) Successors. This Agreement shall, upon execution and delivery by the Debtor, become effective and shall be binding upon and inure to the benefit of Debtor, Secured Party, and their respective successors and assigns, except that Debtor may not transfer or assign any of its rights or interest hereunder without the consent of Secured Party.

            (d) Number and Gender. Unless the context otherwise requires, wherever used herein the singular shall include the plural and the plural shall include the singular, and the use of one gender shall denote the other where appropriate.

            (e) Enforcement Costs. Debtor agrees to pay or reimburse Secured Party upon demand for all reasonable costs, expenses, and fees (including legal costs and fees and reasonable time charges of attorneys) incurred by Secured Party in preparing, negotiating, enforcing, or preserving its rights under, this Agreement or any note, document, or other instrument executed in connection herewith.

            (f) Provisions Severable; References. If any term or provision of this Agreement shall be unenforceable or invalid, such unenforceability or invalidity shall not render any other term or provision hereof unenforceable or invalid, and all other terms and provisions of this Agreement shall be enforceable and valid. References to Sections herein shall be to Sections of this Agreement unless otherwise specified

            (g) Construction; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois. Debtor hereby irrevocably consents to the jurisdiction and venue of any state or federal court sitting in the State of Illinois, and agrees that any litigation involving this Agreement (including without limitation ancillary claims) may be conducted in any such court at the sole option of Secured Party. Debtor hereby waives any right or claim it may have to transfer or change the venue of any suit, action, or other proceeding brought against Debtor by Secured Party in accordance with this Section or to claim that any such proceeding has been brought in an inconvenient forum. THE DEBTOR AGREES TO WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUCH SUIT ACTION OR PROCEEDING.


                           [signature page follows]

                                                                      EXHIBIT B

      IN WITNESS WHEREOF, the Company has executed this Security Agreement for the benefit of the Secured Party, as Collateral Agent for the holders of the Notes under the Collateral Sharing Agreement as of the date first written above.

                                    MOLECULAR DIAGNOSTICS, INC.


                                    By: ____________________________________
                                           Peter P. Gombrich
                                           Chief Executive Officer

                                    Address:     414 North Orleans Street
                                                 Chicago, Illinois 60610

                                                                      EXHIBIT C

                         COLLATERAL SHARING AGREEMENT

      This Collateral Sharing Agreement (this "Agreement") is entered into as of this 1st day of October, 2002 among B. Michael Pisani, residing at 44 Lake Road, Short Hills, New Jersey 07078 (the "Collateral Agent") and the holders (the "Noteholders") of the 12% Convertible Secured Promissory Notes (the "Notes") issued by Molecular Diagnostics, Inc., a Delaware corporation (the "Borrower"), pursuant to an Indenture of even date herewith (the "Indenture").

                                   RECITALS

      WHEREAS, the Notes are secured by a security interest in certain Collateral (as defined below) granted to the Collateral Agent pursuant to a Security Agreement of even date herewith (the "Security Agreement"); and

      WHEREAS, the parties desire by this Agreement to set forth the basis by which the Collateral Agent will hold the security interest and exercise its rights under the Security Agreement for the benefit of all of the Noteholders.

      NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Security Agreement. In addition, the following terms shall have the following meanings:

      "Agent's Expenses" means all of the reasonable fees, costs and expenses of the Collateral Agent (including, without imitation, the reasonable fees and disbursements of its counsel) (a) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Collateral Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (b) incurred or required to be advanced in connection with the sale or other disposition or the custody, preservation or protection of Collateral pursuant to any Collateral Document and the exercise or enforcement of the Collateral Agent's rights under this Agreement and in and to the Collateral.

      "Collateral" means all property of the Borrower in which the Collateral Agent shall have been granted a security interest or lien under any of the Collateral Documents.

      "Collateral  Account"  means  the  collateral  account  established   and
maintained by the Collateral Agent pursuant to Section 8.

      "Collateral Documents" means the Security Agreement and any other agreements, instruments and documents incidental thereto.

      "Distribution Date" means the first day of every month following receipt by the Collateral Agent of a Notice of Default.

      "Notice of Default" means a written notice to the Collateral Agent from any Noteholder or Noteholders certifying that an Event of Default has occurred and is continuing. A "Notice of Default" may be included in a written direction to the Collateral Agent from the Requisite Noteholders pursuant to
Section 5.

      "Pro Rata Share" means, with respect to any Noteholder at any time, a fraction (expressed as a percentage), the numerator of which shall be the outstanding amount payable to the Noteholder under the Notes held by the Noteholder, and the denominator of which shall be the aggregate outstanding amount payable to all Noteholders under the Notes.

      "Requisite Noteholders" means, at any time, Noteholders holding an aggregate Pro Rata Share greater than 66-2/3%, provided that "Requisite Noteholders" shall mean all of the Noteholders (other than any Noteholder that has given notice to the Collateral Agent in accordance with the last sentence of Section 10) with respect to (a) the release by the Collateral Agent of any Collateral, other than a release in connection with the disposition of Collateral by either the Collateral Agent or the Borrower and the receipt by the Collateral Agent of the proceeds of disposition, (b) any amendment to, waiver of or departure from the terms of this Agreement or any of the Collateral Documents that would change the definition of "Requisite Noteholders," change any of the powers or duties of the Collateral Agent or change any of the rights of any of the Noteholders under this Agreement or any of the Collateral Documents.

      2. Appointment, Nature of Relationship. Each of the Noteholders hereby designates and appoints the Collateral Agent, in the Collateral Agent's individual capacity and not as lender, as the Collateral Agent for the
Noteholder under this Agreement and the Collateral Documents, and each Noteholder hereby irrevocably authorizes the Collateral Agent to take any action on the Noteholder's behalf under the provisions of this Agreement and the Collateral Documents and to exercise any powers as are set forth herein or therein, together with any other powers as are incidental thereto. The Collateral Agent agrees to act on the express terms and conditions contained in this Agreement. Notwithstanding the use of the defined term "Collateral Agent," it is expressly understood and agreed that the Collateral Agent shall not have any fiduciary responsibilities to any Noteholder by reason of this Agreement or the other Collateral Documents and that the Collateral Agent is merely acting as the representative of the Noteholders with only the duties that are expressly set forth in this Agreement and the Collateral Documents. In its capacity as the Noteholders' contractual representative, the Collateral Agent (a) does not assume any fiduciary duties to any of the Noteholders,
(b) is a "representative" of the Noteholders within the meaning of Section 9-105 of the Uniform Commercial Code and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the Collateral Documents. Each of the Noteholders agrees not to assert any claim against the Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Noteholder hereby expressly waives.

      3. Powers and Duties. The Collateral Agent shall have and may exercise the powers under the Collateral Documents that are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with powers that are reasonably incidental thereto. The Collateral Agent shall have no implied duties to the Noteholders, or any obligation to the Noteholders to take any action hereunder or under any of the Collateral Documents, except any action specifically required by this Agreement or any of the Collateral Documents to be taken by the Collateral Agent or directed by the Requisite Noteholders in accordance with the terms hereof.

      4. Authorization to Execute Collateral Documents. Each of the Noteholders authorizes and directs the Collateral Agent, for the benefit of the Noteholders, to execute and deliver each of the Collateral Documents requiring execution and delivery by the Collateral Agent and to accept delivery from the Borrower of those Collateral Documents that do not require execution by the Collateral Agent.

      5. Direction by Requisite Noteholders. Except as otherwise provided in this Section 5, the Collateral Agent shall take any action with respect to the Collateral and the Collateral Documents directed in writing by the Requisite Noteholders. Notwithstanding the foregoing, the Collateral Agent shall not be obligated to take any action (a) that is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document or
(b) with respect to which the Collateral Agent, in its sole opinion, shall not have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it as a result of compliance with the direction. Under no circumstances shall the Collateral Agent be liable for following the written direction of the Requisite Noteholders. In each instance in which the Requisite Noteholders deliver a written direction to the Collateral Agent pursuant hereto, the Requisite Noteholders shall promptly send a copy of the written direction to each other Noteholder.

      6. Notice of Default. Any Noteholder or Noteholders may give the Collateral Agent a Notice of Default in the manner provided in Section 2, and upon receipt of thereof, the Collateral Agent shall give a copy of the Notice of Default to each other Noteholder. If, and only if, the Collateral Agent shall have received a Notice of Default, the Collateral Agent shall, upon the written direction of the Requisite Noteholders, exercise the rights and remedies provided in this Agreement and in any of the Collateral Documents.

      7. Remedies. Each of the Noteholders hereby irrevocably agrees that the Collateral Agent shall be authorized, after the occurrence of a Default and at the direction of the Requisite Noteholders or incidental to any such direction, for the purpose of carrying out the terms of this Agreement and any of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof, including, without limiting the generality of the foregoing, to the extent permitted by applicable law, to do the following:

            (a) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral,

            (b)   to receive, take, endorse, assign and  deliver  any and
      all   checks,  notes,  drafts,  acceptances,  documents  and  other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection with this Agreement or any of the Collateral Documents,

            (c)   to   commence,   file,   prosecute,   defend,   settle,
      compromise or adjust any claim, suit, action or proceeding with respect to the Collateral,

            (d) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of this Agreement and the Collateral Documents, and

            (e) to do, at its option and at the expense and for the account of the Noteholders (to the extent the Collateral Agent shall not be reimbursed by the Borrower), at any time or from time to time, all acts and things which the Collateral Agent deems reasonably necessary to protect or preserve the Collateral and to realize upon the Collateral.

      8. The Collateral Account. Upon receipt by the Collateral Agent of a Notice of Default, the Collateral Agent shall open and maintain an interest-bearing bank account that shall be entitled the "Molecular Diagnostics, Inc. 12% Convertible Secured Note Collateral Account." All moneys received by the Collateral Agent with respect to Collateral after receipt of a Notice of Default shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9. In no event shall moneys other than proceeds of Collateral (and interest thereon) be deposited in the Collateral Account. The Collateral Account at all times shall be subject to the exclusive dominion and control of the Collateral Agent.

      9. Application of Moneys. All moneys held by the Collateral Agent in the Collateral Account shall be distributed by the Collateral Agent on each Distribution Date as follows:

            FIRST: To the Collateral Agent in an amount equal to the Agent's Expenses that are unpaid as of the Distribution Date, and to any Noteholder that has theretofore advanced or paid any Agent's Expenses in an amount equal to the amount so advanced or paid by the Noteholder prior to the Distribution Date;

            SECOND:  To   the   Noteholders   in  accordance  with  their
      respective Pro Rata Shares as of such Distribution Date; and

            THIRD: Any surplus remaining after payment in full in cash of all Agent's Expenses and all Liabilities shall be paid to the Borrower, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, except for any surplus under clause THIRD above, the Collateral Agent shall not be required to make a distribution on any Distribution Date if the balance in the Collateral Account available for distribution on the Distribution Date is less than $1,000. The Collateral Agent shall not be responsible for any Noteholder's application (or order of application) of payments received by the Noteholder from the Collateral Agent hereunder to the Liabilities owing to such Noteholder. The Collateral Agent waives any right of set-off it may have against monies in the Collateral Account to the extent the set-off results in a distribution of monies other than as set forth in the foregoing provisions for application of monies in the Collateral Account.

      10. Information from Noteholders. Each of the Noteholders hereby agrees, promptly upon request by the Collateral Agent, to provide to the Collateral Agent in writing any information regarding the Notes held by the Noteholder as may be reasonably required by the Collateral Agent at any time to determine the Noteholder's Pro Rata Share or to calculate distributions to the Noteholder from the Collateral Account. Each Noteholder shall notify the Collateral Agent in writing promptly following the repayment in full of the Noteholder's Note.

      11. Limitation on Collateral Agent's Duties in Respect of Collateral. Other than the Collateral Agent's duties set forth in this Agreement and the Collateral Documents as to the custody of moneys, stock certificates and stock powers received by the Collateral Agent hereunder and thereunder and the accounting to the Borrower and the Noteholders therefor, the Collateral Agent shall have no duty to the Borrower or the Noteholders with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the preservation of rights against prior parties or any other rights pertaining thereto.

      12. Noteholder Credit Decision. Each Noteholder acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Noteholder, and based on the financial information provided by the Borrower and any other documents and information the Noteholder has deemed appropriate, made its own credit analysis and decision to acquire the Notes. Each Noteholder also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Noteholder, and based on any documents and information the Noteholder deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      13. Exculpation. Neither the Collateral Agent nor any of its employees, agents or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made by the Borrower in connection with any Collateral Document;
(b) the performance or observance of any of the covenants or agreements of the Borrower under any Collateral Document; (c) the validity, enforceability, effectiveness or genuineness of any Collateral Document or any other instrument or writing furnished in connection therewith; (d) the validity, perfection or priority of any security interest or lien created under any Collateral Document; or (e) the financial condition of the Borrower.

      14. Employment of Agents and Counsel. The Collateral Agent may execute any of its duties as the Collateral Agent hereunder and under any Collateral Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Noteholders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it. The Collateral Agent shall be entitled to advice of counsel in all matters pertaining to the Collateral Agent's duties hereunder and under the Collateral Documents.

      15. Reliance on Documents and Counsel. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which may be employees of the Collateral Agent.

      16. Collateral Agent's Reimbursement and Indemnification. The Noteholders agree to reimburse and indemnify the Collateral Agent ratably in proportion to their respective Pro Rata Shares as of the date hereof (a) for any amounts not reimbursed by the Borrower under the Collateral Documents,
(b) for any other expenses incurred by the Collateral Agent on behalf of the Noteholders, in connection with the preparation, execution, delivery, administration and enforcement of the Collateral Documents and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the Collateral Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof, provided that no Noteholder shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Collateral Agent. The agreements in this Section 16 shall survive the repayment of the Liabilities and the termination of the other provisions of this Agreement.

      17. Rights as a Noteholder. Notwithstanding that the Collateral Agent is acting as the Collateral Agent hereunder, the Collateral Agent in its individual capacity as a Noteholder shall have the same rights and powers hereunder as any Noteholder and may exercise the same as though it were not the Collateral Agent, and the term "Noteholder" or "Noteholders" shall include the Collateral Agent in its capacity as a Noteholder.

      18. Successor Collateral Agent. The Collateral Agent may resign at any time by giving written notice thereof to the Noteholders and the Borrower, and the Collateral Agent may be removed at any time, with or without cause, by written notice received by the Collateral Agent from the Requisite Noteholders. Upon any resignation or removal, the Requisite Noteholders shall have the right to appoint, on behalf of the Noteholders, a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Requisite Noteholders and shall have accepted the appointment within 30 days after the departure of the Collateral Agent, then the departing Collateral Agent may appoint, on behalf of the Noteholders, a successor Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, the successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the departing Collateral Agent, and the departing Collateral Agent shall be discharged from its duties and obligations hereunder and under the Collateral Documents. After any departing Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent hereunder and under the Collateral Documents.

      19. Release and Termination. All of the Collateral shall be released and this Agreement shall be terminated on the earlier of:

            (a) the date on which (i) the Collateral Agent shall have received from each of the Noteholders written notice that all Liabilities owing to the Noteholder have been paid in full and
      (ii) all Agent's Expenses shall have been paid in full; or

            (b) the date on which (i) the Collateral Agent shall have received written instructions from all of the Noteholders (other than any Noteholder that has given notice to the Collateral Agent in accordance with the last sentence of Section 10) directing the Collateral Agent to release the Collateral and (ii) all Agent's Expenses shall have been paid in full.

      20. Amendments and Waivers. No amendment to or waiver of any departure from the terms of this Agreement shall be effective unless in writing and signed by all of the parties hereto. The Collateral Agent shall not execute or deliver any amendment or waiver with respect to any Collateral Document except at the direction or with the consent of the Requisite Noteholders.

      21. Notices. All Notices hereunder shall be given in the manner and to the respective addresses for the Noteholders contained by the Note registry maintained by the Secretary of the Company in accordance the Indenture.

      22.   Headings.   Section  headings   used  in  this  Agreement  are  for
convenience only and shall not affect the construction of this Agreement.

      23. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the provision in any other jurisdiction.

      24. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      25. Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of Illinois.

      26. Number and Gender. Unless the context otherwise requires, wherever used herein the singular shall include the plural and the plural shall include the singular, and the use of one gender shall denote the other where appropriate.

      IN WITNESS WHEREOF, this Collateral Sharing Agreement has been duly executed as of by the date first written above.




                                           ____________________________________
                                           B. Michael Pisani
                                           Collateral Agent

                                           PURSUANT   TO  THE  INDENTURE,  EACH
                                           NOTEHOLDER'S  ACCEPTANCE OF HIS NOTE
                                           CONSTITUTES HIS  AGREEMENT  TO  BE A
                                           PARTY   TO,  AND  BE  BOUND  BY  THE
                                           PROVISIONS  OF  THIS  AGREEMENT, THE
                                           SAME AS IF A SIGNATORY HERETO.

                                                                      EXHIBIT D

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF MOLECULAR DIAGNOSTICS, INC.

                                                       Warrant No. 200__- [   ]


                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

                      WARRANT TO PURCHASE _______ SHARES
                  (SUBJECT TO ADJUSTMENT AS SET FORTH HEREIN)

[For cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes being offered (determined on a "first come - first served" basis):

                        EXERCISE PRICE $0.15 PER SHARE
                  (SUBJECT TO ADJUSTMENT AS SET FORTH HEREIN)]

[For subscribers who subscribe after cash subscriptions for the first One Million Dollars ($1,000,000) principal amount of Notes have been received by the Company (determined on a "first come - first served" basis):

                        EXERCISE PRICE $0.20 PER SHARE
                  (SUBJECT TO ADJUSTMENT AS SET FORTH HEREIN)]

                                  ISSUE DATE:
      VOID AFTER 3:00 P.M., CENTRAL TIME, ON THE FIFTH ANNIVERSARY OF THE
                                  ISSUE DATE

      THIS CERTIFIES THAT , , is entitled to purchase from Molecular Diagnostics, Inc., a Delaware corporation (hereinafter called the "Company") with its principal office located at 414 North Orleans Street, Suite 510, Chicago, Illinois 60610, at any time after the Exercise Date (as defined below), but before 3:00 P.M., Central Time, on the Expiration Date (as defined below), at the Exercise Price (as defined below), the number of shares (the "Warrant Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock") set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 4 below.


      SECTION 1.  DEFINITIONS

      The following terms used in this Warrant shall have the following meanings (unless otherwise expressly provided herein):

      The "Act."  The Securities Act of 1933, as amended.

      The "Commission."  The Securities and Exchange Commission.

      The "Company."  Molecular Diagnostics, Inc.

      "Common Stock."  The Company's Common Stock, par value $0.001 per share.

      "Current Market Price." The Current Market Price shall be determined as follows:

            (a) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by The Nasdaq Stock Market, Inc. ("Nasdaq"), the current value shall be the last reported sale price of that security on such exchange or system on the day for which the Current Market Price is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

            (b) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Value shall be the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq Electronic Bulletin Board, or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Current Market Price is to be determined; or

            (c) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the objection procedures hereinafter described.

      "Exercise Date."  July 31, 2003.

      "Exercise Price." [$0.15] or [$0.20] per Share, as modified from time to time in accordance with the provisions of this Warrant.

      "Expiration Date." The fifth anniversary of the Issue Date indicated on the first page of this Warrant.

      "Holder" or "Warrantholder." The person to whom this Warrant is issued and any valid transferee thereof pursuant to Section 3.1 below.

      "NASD."  The National Association of Securities Dealers, Inc.

      "Nasdaq." The automated quotation system operated by the Nasdaq Stock Market, Inc.

      "Termination  of  Business."   Any  sale,  lease  or  exchange of all, or
substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company.

      "Warrant." This Warrant and any other warrants issued in substitution for or replacement thereof, including those evidenced by a certificate or certificates originally issued or issued upon division, exchange, substitution or transfer pursuant to this Warrant.

      "Warrant  Shares."   The  Common  Stock purchasable upon exercise of this
Warrant including the Common Stock underlying unexercised portions of this Warrant.

      SECTION 2.  TERM OF WARRANTS; EXERCISE OF WARRANT

      2.1.  Exercise of Warrant.

            (a) Subject to the terms of this Warrant, the Holder shall have the right, at any time beginning on the Exercise Date but prior to 3:00 p.m., Central Time, on the Expiration Date, to purchase from the Company up to the number of fully paid and nonassessable Warrant Shares to which the Holder may at the time be entitled to purchase pursuant to this Warrant, upon surrender to the Company, at its principal office, of the Warrant to be exercised, together with the purchase form on the reverse thereof, duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which the Warrant is then exercised, but in no event for less than 100 Warrant Shares (unless fewer than an aggregate of 100 Warrant Shares are then purchasable under all outstanding Warrants held by a Holder).

            (b) In lieu of payment of the Exercise Price, the Holder may require the Company to convert this Warrant into shares of Common Stock (the "Conversion Right") as provided for in this Section 2.1(b). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price for the Common Stock immediately prior to the exercise of the Conversion Right by (y) the Current Market Price of the Common Stock.

      2.2. Payment of Exercise Price. Payment of the aggregate Exercise Price may be made in cash or by check, or any combination thereof.

      2.3. Issuance of Shares. Upon surrender of this Warrant and payment of the applicable Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in the name or names the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of this Warrant, together with cash, as provided in Section 12 hereof, in respect of any fraction of a Warrant Share that would otherwise have been issuable upon exercise of this Warrant.

      2.4. Status as Holder of Shares. Upon receipt of this Warrant by the company following any exercise by the Holder, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing the Warrant Shares may not have been prepared or actually delivered to the Holder.

      SECTION 3.  TRANSFERABILITY AND FORM OF WARRANT

      3.1. Limitation on Transfer. Any assignment or transfer of this Warrant shall be made by presentation and surrender hereof to the Company at its principal office or the office of its transfer agent, if any, accompanied by a duly executed Assignment Form. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the transferee or transferees of this Warrant a new Warrant or Warrants, in the name of the transferee or transferees named in the Assignment Form, and this Warrant shall at that time be canceled.

      3.2. Exchange of Certificate. This Warrant may be exchanged for another Warrant or Warrants entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the Warrant or Warrants surrendered then entitled the Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant shall make a request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the Warrant to be exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant as requested.

      3.3. Mutilated, Lost, Stolen, or Destroyed Certificate. In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the certificate lost, stolen or destroyed, a new Warrant of like tenor representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Warrant and a bond of indemnity, if requested, also satisfactory in form and amount, at the applicant's cost. Applicants for substitute Warrants shall also comply with any other reasonable regulations and pay any other reasonable charges the Company may request.

      SECTION 4.  ADJUSTMENT OF NUMBER OF SHARES

      The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price payable shall be subject to adjustment from time to time upon the happening of certain events, as follows:

      4.1.  Adjustments.   The  number  of  Warrant Shares purchasable upon the
exercise of this Warrant and the Exercise Price shall be subject to adjustments as follows:

            (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution to its stockholders in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by classification of its Common Stock other securities of the Company, then in any of the foregoing cases, the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of the event or any record date with respect thereto. Any adjustment made pursuant to this subsection 4.1(a) shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event.

            (b) If the Company shall issue rights, options, warrants, or convertible securities to all or substantially all holders of its Common Stock, without any charge to the holders, entitling them to subscribe for or purchase Common Stock at a price per share that is lower at the record date mentioned below than the then Current Market Price, the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of this Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the rights, options, warrants or convertible securities, plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the rights, options, warrants, or convertible securities, plus the number of shares of Common Stock that the aggregate offering price of the total number of shares offered would purchase at the Current Market Price as of the record date. The adjustment shall be made whenever rights, options, warrants, or convertible securities are issued, and shall become effective immediately and retroactively to the record date for the determination of stockholders entitled to receive the rights, options, warrants, or convertible securities.

            (c) If the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in subsection 4.1(b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the then Current Market Price on the date of distribution, and the denominator of which shall be the Current Market Price on the date of distribution minus the then fair value (determined as provided in subparagraph (e) below) of the portion of the assets or evidences of indebtedness so distributed or of the subscription rights, options, warrants, or convertible securities applicable to one share. The adjustment shall be made whenever any distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive the distribution.

            (d) No adjustment in the number of Warrant Shares purchasable pursuant to this Warrant shall be required unless the adjustment would require an increase or decrease of at least one percent in the number of Warrant Shares then purchasable upon the exercise of this Warrant or, if this Warrant is not then exercisable, the number of Warrant Shares purchasable upon the exercise of this Warrant on the first date thereafter that this Warrant becomes exercisable; provided, however, that any adjustments which by reason of this subsection (4.1(d)) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

            (e) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying the Exercise Price immediately prior to the adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to the adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

            (f) Whenever the number of Warrant Shares purchasable upon exercise of this Warrant is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of the adjustment and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant after the adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made.

            (g) For the purpose of this Section 4.1, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company as of the Issue Date of this Warrant, or (ii) any other class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If, at any time, as a result of an adjustment made pursuant to this Section 4, the Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, then (y) if the Warrantholder's right to purchase is on any other basis than that available to all holders of the Company's Common Stock, the Company shall obtain an opinion of an independent investment banking firm valuing the other securities and (z) thereafter the number of other securities so purchasable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 4.

            (h) Upon the expiration of any rights, options, warrants, or conversion privileges, if they shall have not been exercised, the number of Warrant Shares purchasable upon exercise of the Warrants, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of the rights, options, warrants, or conversion privileges, and (ii) the fact that the shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon the exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants, or conversion privileges whether or not exercised; provided, however, that no readjustment shall have the effect of decreasing the number of Warrant Shares purchasable upon exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion rights.

      4.2. No Adjustment for Dividends. Except as provided in Section 4.1, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term, or upon the exercise, of this Warrant.

      4.3. No Adjustment in Certain Cases. No adjustments shall be made pursuant to Section 4 hereof in connection with the issuance of the Common Stock upon the conversion, if any, of the Company's 12% Secured Convertible Promissory Notes or exercise of any warrants issued to the holders thereof in connection therewith. No adjustments shall be made pursuant to Section 4 hereof in connection with the grant or exercise of presently authorized or outstanding options to purchase, or the issuance of shares of Common Stock under, the Company's director or employee benefit plan.

      4.4. Preservation of Purchase Rights upon Reclassification, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property, assets, or business of the Company as an entirety or substantially as an entirety, the Company or successor or purchasing corporation, as the case may be, shall execute with the
Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to the action to purchase, upon exercise of this Warrant, the kind and amount of shares and other securities and property that it would have owned or have been entitled to receive after the happening of the consolidation, merger, sale, or conveyance had this Warrant been exercised immediately prior to the action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants, its warrants which entitle the holder thereof to purchase upon their exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this Section 4.4 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 4 hereof. The provisions of this Section (4.4) shall similarly apply to successive consolidations, mergers, sales, or conveyances.

      4.5. Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Share below the par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

      4.6. Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section 4, and a certificate signed by the firm shall be conclusive evidence of the correctness of any computation made under this
Section 4.

      4.7. Treasury Stock. For purposes of this Section 4, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company, in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculations and adjustments described.

      SECTION 5.  NOTICE TO HOLDERS

      If, prior to the expiration of this Warrant either by its terms or by its exercise in full, any of the following shall occur:

            (a) the Company shall declare a dividend or authorize any other distribution on its Common Stock; or

            (b) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; or

            (c) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, or exchange of any significant portion of the assets of the Company; or

            (d) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (e) any purchase, retirement or redemption by the Company of its Common Stock;

then, and in any such case, the Company shall deliver to the Holder or Holders written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:

            (x) the date on which a record is to be taken for the purpose of the dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record entitled to the dividend, distribution or rights will be determined;

            (y) the date on which any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon the reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and

            (z)   if any  matters  referred to in the foregoing clauses (x) and
      (y) are to be voted upon by holders of Common Stock, the date as of which the shareholders entitled to vote will be determined.

      SECTION 6.  OFFICERS' CERTIFICATE

      Whenever the Exercise Price or the aggregate number of Warrant Shares purchasable pursuant to this Warrant shall be adjusted as required by the provisions of Section 4 above, the Company shall promptly file with its Secretary or an Assistant Secretary at its principal office, and with its transfer agent, if any, an officers' certificate executed by the Company's President and Secretary or Assistant Secretary, describing the adjustment and setting forth, in reasonable detail, the facts requiring the adjustment and the basis for and calculation of the adjustment in accordance with the provisions of this Warrant. Each such officers' certificate shall be made available to the Holder or Holders of this Warrant for inspection at all reasonable times, and the Company, after each adjustment, shall promptly deliver a copy of the officers' certificate relating to that adjustment to the Holder or Holders of this Warrant. The officers' certificate described in this Section 6 shall be deemed to be conclusive as to the correctness of the adjustment reflected therein if, and only if, no Holder of this Warrant delivers written notice to the Company of an objection to the adjustment within 30 days after the officers' certificate is delivered to the Holder or Holders of this Warrant. The Company will make its books and records available for inspection and copying during normal business hours by the Holder so as to permit a determination as to the correctness of the adjustment. Failure to prepare or provide the officers' certificate shall not modify the parties' rights hereunder.

      SECTION 7.  RESERVATION OF WARRANT SHARES

      There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized and unissued Common Stock, a number of shares of Common Stock sufficient to support the full exercise hereof. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve a number of authorized shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Warrant on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of this Warrant. The Company will supply every transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 11 hereof.

      SECTION 8.  RESTRICTIONS ON TRANSFER.

      The Warrantholder agrees that prior to making any disposition of this Warrant or the Warrant Shares, the Warrantholder shall give written notice to the Company describing briefly the manner in which any proposed disposition is to be made; and no disposition shall be made if the Company has notified the Warrantholder that, in the opinion of counsel reasonably satisfactory to the Warrantholder, a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to the disposition and no Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission.

      SECTION 9.  PAYMENT OF TAXES

      The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of this Warrant or the shares of Common Stock comprising the Warrant Shares; provided, however, the Company shall not be required to pay any tax that may be payable in respect of any transfer of the Warrants or Warrant Shares.

      SECTION 10. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933

      This Warrant, the Warrant Shares, and any other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities laws. The Company may cause substantially the following legends, or their equivalents, to be set forth on each certificate representing the Warrant Shares and any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public:

            (a)   "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
      BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH SUCH LAWS AND THE WARRANT PURSUANT TO WHICH THEY WERE ISSUED."

            (b)   Any legend required by applicable state securities laws.

      Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or the securities represented thereby) shall also bear the above legends unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

      SECTION 11. FRACTIONAL SHARES

      No fractional shares or scrip representing fractional shares shall be issued upon the exercise of all or any part of this Warrant. With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the Current Market Price of that share.

      SECTION 12. NO RIGHTS AS STOCKHOLDER; NOTICES TO WARRANTHOLDER

      Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect to any meeting of stockholders for the election of directors of the Company or any other matter. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company. In addition, if at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

            (a)   any  action  which  would require an adjustment  pursuant  to
      Section 4.1 (except subsections 4.1(e) and 4.1(h) or 4.4; or

            (b) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of its property, assets, and business as an entirety or substantially as an entirety) shall be proposed:

then the Company shall give notice in writing of the event to the Warrantholder, as provided in Section 15 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation, or winding up. The notice shall specify the record date or the date of closing the transfer books, as the case may be. Failure to mail or receive notice or any defect therein shall not affect the validity of any action taken with respect thereto.

      SECTION 13. CHARGES DUE UPON EXERCISE

      The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Shares upon the exercise of this Warrant.

      SECTION 14. WARRANT SHARES TO BE FULLY PAID

      The Company covenants that all Warrant Shares that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant and payment of the Exercise Price will be, upon such delivery, validly and duly issued, fully paid and nonassessable.

      SECTION 15. NOTICES

      Any notice pursuant to this Warrant by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

      (i) If to a Warrantholder or a holder of Shares, addressed to the address set forth above.

      (ii) If to the Company addressed to it at 414 North Orleans Street, Suite 510, Chicago, Illinois 60610, Attention: President.

      Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

      SECTION 16. MERGER OR CONSOLIDATION OF THE COMPANY

      The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless in connection therewith, the Company complies with the provisions of Section 4.4 hereof.

      SECTION 17. APPLICABLE LAW

      This Warrant shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois, and courts located in Illinois shall have exclusive jurisdiction over all disputes arising hereunder.

      SECTION 18. ACCEPTANCE OF TERMS; SUCCESSORS.

      By its acceptance of this Warrant, the Holder accepts and agrees to comply with all of the terms and provisions hereof. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

      SECTION 19. MISCELLANEOUS PROVISIONS

      (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Shares and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Warrant Shares.

      (b) If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

      (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Company.

      (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, the provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

      (e) The Company agrees to execute any further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

      (f) Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued as of the Issue Date first set forth above.



                                    MOLECULAR DIAGNOSTICS, INC.


                                    By:   _______________________________
                                          Peter P. Gombrich
                                          Chief Executive Officer

                                 PURCHASE FORM

                                                         Dated  _________, ____


      The undersigned hereby irrevocably elects to exercise this Warrant to the extent of purchasing ______________ shares of the Common Stock of Molecular Diagnostics, Inc. and tenders payment of the exercise price thereof.

                    INSTRUCTIONS FOR REGISTRATION OF STOCK


      Name  _______________________________________________________
                    (Please type or print in block letters)



      Address______________________________________________________

................................................................................

                                ASSIGNMENT FORM

      FOR  VALUE  RECEIVED,  _________________,   hereby   sells,  assigns  and
transfers unto



      Name  _______________________________________________________
                    (Please type or print in block letters)

      Address______________________________________________________



the right to purchase           shares  Common Stock of Molecular  Diagnostics,
Inc. (the "Company") represented by this Warrant and does hereby irrevocably constitute and appoint the Company as its attorney-in-fact, to transfer the same on the books of the Company with full power of substitution in the premises.

      Signature                                  Dated

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS IT APPEARS UPON THE FACE OF THIS WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.